FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

              ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): August 8, 2002


                            EMCOR GROUP, INC.
         (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       0-2315                  11-2125338
-------------------------------      ----------------       --------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)         identification number)


  101 Merritt Seven Corporate Park
       Norwalk, Connecticut                                     06851-1060
 --------------------------------                        -----------------------
(Address of principal executive offices)                       (zip code)


        Registrant's telephone number, including area code (203) 849-7800

Item 9. Regulation FD Disclosure


     On August 8, 2002, the Principal Executive Officer, Frank T. MacInnis and Principal Financial Officer, Leicle E. Chesser, of EMCOR Group, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



                                                    Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              EMCOR Group, Inc


                                              /s/ Mark A. Pompa
                                              ---------------------------------
                                        By:   Mark A. Pompa
                                              Vice President and Controller

Exhibit Index


Exhibit (99.1): Statement Under Oath of Principal Executive Officer Dated August 8, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer Dated August 8, 2002

                                                                    Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Frank T. MacInnis, principal executive officer of EMCOR Group, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of EMCOR Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the year ended December 31, 2001 of EMCOR Group, Inc. filed with the Commission;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of EMCOR Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



/s/ Frank T. MacInnis                            Subscribed and sworn to
----------------------------------
Frank T. MacInnis                                before me this 8th day of
August 8, 2002                                   August, 2002.

                                                 /s/ Madeleine M. Avnayim
                                                 -------------------------------
                                                 Notary Public

                                                 My Commission Expires:
                                                 01/31/2006

                                                                    Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Leicle E. Chesser, principal financial officer of EMCOR Group, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of EMCOR Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for the year ended December 31, 2001 of EMCOR Group, Inc. filed with the Commission;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of EMCOR Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



/s/ Leicle E. Chesser                                 Subscribed and sworn to
-------------------------------------
Leicle E. Chesser                                     before me this 8th day of
August 8, 2002                                        August, 2002.

                                                      /s/ Madeleine M. Avnayim
                                                      --------------------------
                                                      Notary Public

                                                      My Commission Expires:
                                                      01/31/2006